Shareholders' Equity	12 Months Ended
Oct. 31, 2021
Stockholders' Equity Note [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 13 – SHAREHOLDERS’ EQUITY

As of October 31, 2020 and 2019, the Company had 1,000,000 shares issued and outstanding.

On October 31, 2020, pursuant to a special resolution adopted by its shareholders to amend and restate the memorandum and articles of associations, the Company conducted a subdivision of its par value with each share of a par value of $0.005 of the authorized share capital of the Company (including issued and unissued share capital) be subdivided into 5 shares of a par value of $0.001 each (the “Share Subdivision”). Immediately following the Share Subdivision, the authorized share capital of the Company was $50,000 divided into 50,000,000 shares of a par value of $0.001 each, and the total issued and outstanding shares were 5,000,000.

Subsequent to the Share Subdivision, the Company increased its authorized share capital from 50,000,000 shares to 150,000,000 shares with a par value of $0.001 per share, and issued a stock dividend on 2 for 1 on post-Share Subdivision basis, whereby each shareholder holding 1 share of the 5,000,000 shares outstanding immediately preceding this stock dividend was issued an additional 2 shares; therefore, a total of 10,000,000 shares were issued; immediately following this transaction, there were a total of 15,000,000 shares issued and outstanding. All shares and per share amounts for all periods presented herein have been adjusted to reflect the Share Subdivision and stock dividend as if it had occurred at the beginning of the first period presented.

On May 20, 2021, we issued 5,200,000 ordinary shares to the investors in connection with the closing of the initial public offering at the offering price of $5.00 per share.